SUPPLEMENT DATED SEPTEMBER 5, 2012

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND —

HEALTH SCIENCES PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the Health Sciences Portfolio Class I and P Shares summary prospectus dated May 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

Regulatory Impact Risk in the Principal risks subsection is renamed Government Regulation Risk.